SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule showing the computation of basic and diluted earnings per share

The following shows the computation of basic and diluted earnings per share for the year ended December 31, 2012, 2011 and 2010 (dollars in thousands, except per share data):

	Year Ended December 31,
	2012	2011	2010

Net income (loss)	$7,087	$2,218	$(418)
Preferred stock dividends and accretion of discount	629	766	742
Net income (loss) available to common shareholders	$6,458	$1,452	$(1,160)

Weighted average shares outstanding	4,285,043	3,419,736	3,419,736
Effect of dilutive stock options, vesting of restricted stock units, and common stock warrants outstanding	—	80,468	60,161
Diluted weighted average shares outstanding	4,285,043	3,500,204	3,479,897
Income (loss) per common share:
Basic	$1.51	$.42	$(.34)
Diluted	$1.51	$.41	$(.34)